HSBC FUNDS

HSBC High Yield Fund
HSBC Strategic Income Fund

Supplement dated December 17, 2020
to the Prospectus and Statement of Additional Information (“SAI”),
each dated February 28, 2020, as supplemented to date

Liquidation of the HSBC High Yield Fund and the HSBC Strategic Income Fund

Upon the recommendation of HSBC Global Asset Management (USA) Inc. (the “Adviser”), the Board of Trustees of HSBC Funds (the “Trust”) has approved a Plan of Liquidation with respect to the HSBC High Yield Fund and the HSBC Strategic Income Fund (each, a “Fund” and collectively, the “Funds”). Under the Plan of Liquidation, each Fund will cease its investment operations and liquidate its assets. The Adviser expects that each Fund will be liquidated on or before January 29, 2021 (the “Liquidation Date”).

Effective immediately, each Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into each Fund from other funds of the Trust. Investors may continue to redeem shares of each Fund prior to the Liquidation Date.

Under the Plan of Liquidation, each Fund will wind up its business and affairs and will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of each Fund will be converted to cash, cash equivalents or other liquid assets. Each Fund may make a final distribution of any net investment income and/or net realized capital gains prior to the Liquidation Date. As soon as reasonably practicable after the Liquidation Date, shareholders in each Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the applicable Fund, after each Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

The fees and expenses for each Fund, noted in the Fee Table in each Fund’s Prospectus, are based on ordinary operations; however, as each Fund winds down its business and affairs, it is possible that each Fund’s expense ratio may exceed the amounts reflected in each Fund’s Fee Table, although the Adviser has agreed to limit the total operating expense ratio of Class A Shares and Class I Shares of the HSBC High Yield Fund to 0.90% and 0.55%, respectively, and of Class A Shares and Class I Shares of the HSBC Strategic Income Fund to 1.05% and 0.70%, respectively.

Although the liquidation is not expected to be a taxable event for each Fund, for taxable shareholders, the automatic redemption of Fund shares will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. Shareholders may also exchange their shares for shares of the same class of any other HSBC Fund subject to any restrictions set forth under “Shareholder Information – Exchanging Your Shares” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE